Income Taxes (Details Narrative) $ in Millions	12 Months Ended
Dec. 31, 2025 USD ($)
Income Tax Disclosure [Abstract]
Net operating loss carryforward	$ 40.0
Net operating loss carryforward	Federal NOLs of approximately $14.6 million will expire in 2035 and 2036 and NOLs of approximately $25.4 million do not expire, however, NOLs are subject to 80% income limitation on use; state and local laws may vary by jurisdiction.